UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

RESOURCE REIT, INC.

(Exact name of registrant specified in its charter)

Maryland	000-55430	80-0854717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, 17th Floor

Philadelphia, Pennsylvania 19103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (215) 231-7050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Articles of Amendment and Restatement

On August 2, 2021, Resource REIT, Inc. (the “Company”) filed the Second Articles of Amendment and Restatement (the “Second Articles”) with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”). The Second Articles became effective upon filing with the SDAT.

The Second Articles were approved by the Company’s stockholders at its 2021 annual meeting of stockholders held on July 21, 2021 as adjourned and reconvened on July 30, 2021 (the “Annual Meeting”). The Second Articles amend and restate the Company’s charter to (a) eliminate certain provisions of the Company’s charter that had previously been required by state securities administrators in connection with the Company’s initial public offering or that relate to such required provisions, (b) add language to specify that the charter provision regarding the requirements of tender offers will only apply until the Company lists its shares on a national securities exchange, (c) add a provision designating an exclusive forum for litigation involving the Company’s internal affairs, and (d) make certain ministerial changes. These charter amendments are discussed in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021 (the “Proxy Statement”).

A copy of the Second Articles is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 30, 2021, the Company reconvened the Annual Meeting. At the reconvened Annual Meeting, the Company’s stockholders voted in person or by proxy on the proposal to amend the Company’s charter to add a provision designating an exclusive forum for litigation involving the Company’s internal affairs (“Proposal No. 2.C.”). For a detailed description of this proposal, see the Proxy Statement. Charter amendment Proposal No. 2.C. was approved at the reconvened Annual Meeting. The number of votes cast for and votes cast against, and the number of abstentions and broker non-votes with respect to, Proposal No. 2.C. were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2.C.	79,322,482	6,643,051	5,949,365	0

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Second Articles of Amendment and Restatement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REIT, INC.

Dated: August 2, 2021	By:	/s/ Alan F. Feldman
	Name:	Alan F. Feldman
	Title:	Chief Executive Officer and President